                                                   AMENDMENT TO
                              1985 DEFERRED COMPENSATION PLAN AGREEMENT FOR DIRECTORS

         WHEREAS, James M. Rosser (the "Participant") and Southern California Edison Company, a California
corporation (the "Company") have entered into that certain 1985 Deferred Compensation Plan Agreement for
Directors (the "1985 Agreement"), dated September 27, 1985;

         NOW THEREFORE, Participant and Company agree that (1), effective December 31, 2003, the 1985 Agreement is hereby amended as set forth below and (2) that the amendment set forth below only applies to the 1985 Agreement between Participant and the Company and shall have no application whatsoever to any other agreements that may have been entered into with directors under the 1985 Deferred Compensation Plan Agreement for Directors.

         1.       The fourth sentence of the first paragraph of Section 3 of the 1985 Agreement is hereby amended in its entirety to read as follows:

         "Notwithstanding the preceding sentence, commencing January 1, 2004, the interest to be credited under the agreement shall be credited at that same rate and manner as interest applicable to accounts under the Edison
International Director Deferred Compensation Plan (as amended) (the "DDCP") or any successor plan, as such rate exists from time to time; provided that if the DDCP and any successor plan ceases to exist, then interest shall be credited at the last rate in effect under any successor plan, or, if there is no successor plan, the last rate in effect under the DDCP."

         2.       The second sentence of the third paragraph of Section 4 of the 1985 Agreement is hereby amended in its entirety to read as follows:

         "Elections as to commencement, duration and frequency of the payments may be changed at any time up to thirteen months prior to the commencement of payments by submitting a revised election form to the Company."

         3.       The first sentence of the fourth paragraph of Section 5 of the 1985 Agreement is hereby amended to read as follows:

         "If a Participant dies before payments have begun, the designated beneficiary shall be entitled to receive benefits for the term elected by the Participant based on the balance of the Account at the time of death."

         4.       Section 7 of the 1985 Agreement is hereby amended in its entirety to read as follows:

         "Upon written application at least thirteen months before benefit payments have begun, the Participant or the designated beneficiary may change the elected payout term, selecting either 10 or 15 years."

         5.       The first paragraph of Section 9 of the 1985 Agreement is hereby amended in its entirety to read as follows:

         "Interpretation and Administration of the Plan and Agreement

         The Board (either directly or through its designees) will have power and authority to interpret, construe, and administer the Plan and this Agreement; provided that, the Board's authority to interpret the Plan and this Agreement shall not cause the Board's decisions in this regard to be entitled to a deferential standard of review in the event that a Participant or beneficiary seeks review of the Board's decision as described below.  In addition, the Board shall have the power to amend the Plan and this Agreement; provided however, that no such amendment shall cancel or adversely affect, in any way, without the Participant's written consent, the interest rate set forth in Section 4, the Participant's elected form of distribution of benefits, or any other of the Participant's rights hereunder."

         6.       The third paragraph of Section 9 of the 1985 Agreement is hereby deleted in its entirety.

         7.       Section 12 of the 1985 Agreement and all references thereto are hereby deleted.

         8.       All references to Section 14 of the 1985 Agreement are hereby deleted.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year set forth above.

PARTICIPANT:                                                  SOUTHERN CALIFORNIA EDISON
                                                              COMPANY

/S/ James M. Rosser                                           /S/ Alan J. Fohrer
-----------------------------                                 -------------------------------
James M. Rosser                                               Alan J. Fohrer
                                                              Its:     Chief Executive Officer